Exhibit 99.1

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION CHIEF EXECUTIVE OFFICER

In connection with this quarterly report on Form 10-QSB of Mission Community Bancorp (the “Company”) for the period ended March 31, 2003 as filed with the Securities Exchange Commission on the date hereof., I, Anita M. Robinson, President and Chief Executive Officer, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.             The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2003

	By:	/s/ Anita M. Robinson
Anita M. Robinson
President and Chief Executive Officer